UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2010

RRI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 497-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of RRI Energy, Inc. (“RRI”) was held on Wednesday, May 19, 2010, in Houston, Texas. The following matters were submitted to a vote of RRI’s stockholders:

(1)	Votes regarding the election of the following persons as directors to serve until RRI’s next annual meeting of stockholders in 2011 were as follows:

				BROKER
	FOR	AGAINST	ABSTENTIONS	NON-VOTES
E. William Barnett	274,459,957	5,267,735	470,503	34,750,548
Mark M. Jacobs	272,455,235	7,256,030	486,930	34,750,548
Steven L. Miller	267,274,460	12,511,434	412,301	34,750,548
Laree E. Perez	266,959,736	12,768,951	469,508	34,750,548
Evan J. Silverstein	267,113,174	12,616,906	468,115	34,750,548

(2) Votes regarding ratification of the Audit Committee’s selection of KPMG LLP as RRI’s independent auditors for the fiscal year ending December 31, 2010 were as follows:

FOR	AGAINST	ABSTENTIONS
311,223,896	2,849,725	875,112

There were no broker non-votes for this item.

Dates for Submission of Stockholder Proposals for 2011 Annual Meeting

In order for stockholder proposals submitted under Rule 14a-8 of the Exchange Act to be presented at RRI’s 2011 annual meeting of stockholders and included in its proxy statement and form of proxy relating to that meeting, the proposals must be received by 5:00 p.m. Central Time on December 7, 2010 to RRI’s Corporate Secretary via mail to RRI Energy, Inc., P.O. Box 3795, Houston, Texas 77253. Any change of address will be posted on the RRI website at www.rrienergy.com, which RRI stockholders should verify prior to any mailing to RRI’s Corporate Secretary.

In addition, RRI stockholders may present business at a stockholder meeting without having submitted the proposal under Rule 14a-8 as discussed above. For business to be properly brought or nominations of persons for election to the RRI board to be properly made at the time of the 2011 annual meeting of stockholders, notice must be received by the Corporate Secretary of RRI at the address in the preceding paragraph (or as may be updated on the RRI website) between January 19, 2011 and 5:00 p.m. Central Time on February 18, 2011. If, however, RRI’s 2011 annual meeting of stockholders is called for a date that is not within 25 days before or after May 19, 2011, notice must be received by RRI’s Corporate Secretary at the address in the preceding paragraph (or as may be updated on the RRI website) no later than 5:00 p.m. Central Time on the tenth day following the day on which notice of the date of RRI’s 2011 annual meeting of stockholders is mailed or public disclosure of that date is made, whichever occurs first. The notice must comply with the requirements of Article II, Section 11 or Article III, Section 4 of RRI’s bylaws, as applicable, and indicate whether the stockholder intends to deliver or otherwise solicit proxies in support of the proposal or nomination. A copy of RRI’s bylaws may be obtained upon written request to the Corporate Secretary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI Energy, Inc.

May 21, 2010	By:	/s/ Thomas C. Livengood

Name: Thomas C. Livengood
Title: Senior Vice President and Controller